UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 26, 2007

JAMES RIVER COAL COMPANY
(Exact Name of Registrant as Specified in Charter)

Virginia	000-51129	54-1602012
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 E. Byrd Street, Suite 1600, Richmond, Virginia	23219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(804) 780-3000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02    TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT
ITEM 2.03    CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

James River Coal Company (the “Company”) is filing this Amendment No. 1 to the Form 8-K filed on February 27, 2007 (the “Original 8-K”) to file the information disclosed under Item 1.01 in the Original 8-K under Items 1.02 and 2.03, and to provide additional information required by Item 1.02. The information disclosed under Item 1.01 of the Original 8-K is hereby incorporated into this Item 1.02 and Item 2.03 by this reference.

Additional Information Regarding Terminated Credit Agreement

On February 26, 2007, in connection with the Company’s entry into the New Credit Agreements described under Item 1.01 of the Original 8-K, the Company repaid in full and terminated the Credit Agreement dated as of May 31, 2005, among the Company, as borrower, the Lenders party thereto, PNC Bank, National Association, as Administrative Agent, and Morgan Stanley Senior Funding, Inc., as Syndication Agent, including the four amendments to that agreement dated February 23, 2006, May 30, 2006, November 7, 2006, and December 27, 2006, respectively (the “PNC Credit Agreement”). The material terms of the PNC Credit Agreement described in the Company’s Form 8-K filed with the SEC on June 6, 2005, Form 8-K filed March 1, 2006, Form 8-K filed June 5, 2006, Form 10-Q filed November 9, 2006, and Form 8-K filed on January 4, 2007, are hereby incorporated into this Item 1.02 by this reference.

FORWARD-LOOKING STATEMENTS: Certain statements in this Form 8-K are “forward-looking statements” within the meaning of the federal securities laws. Statements regarding future events and developments and the future performance of the Company, as well as management’s expectations, beliefs, plans, estimates or projections relating to the future, are forward-looking statements within the meaning of these laws. These forward-looking statements are subject to a number of risks and uncertainties. These risks and uncertainties include, but are not limited to, the following: the Company’s ability to comply with the terms of the New Credit Agreements; and other risks detailed in the Company’s filings with the SEC, including those discussed in the Company’s quarterly report filed with the SEC on Form 10-Q for the quarter ended September 30, 2006. The Company’s management believes that these forward-looking statements are reasonable; however, you should not place undue reliance on such statements. These statements are based on current expectations and speak only as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAMES RIVER COAL COMPANY (Registrant) By: /s/ Samuel M. Hopkins II Samuel M. Hopkins II Vice President and Chief Accounting Officer

Date: March 2, 2007